SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  27-Nov-00

NEW CENTURY MORTGAGE SECURITIES, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF JUNE 1, 2000, PROVIDING FOR THE ISSUANCE OF
ASSET BACKED PASS-THROUGH CERTIFICATES,
SERIES 2000-NCA)

New Century Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Delaware          333-76805           33-0852169
(State or Other   (Commission         (I.R.S. Employer
Jurisdiction of   File Number)        Identification
Incorporation)                        Number)

18400 Von Karman
Irvine, California           92612
(Address of Principal        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 949-863-7243

Item 5.  Other Events

On       27-Nov-00a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
         27-Nov-00The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                  Date:
                  Amount:

C.      Item 1: Legal Proceedings:    NONE

D.      Item 2: Changes in Securities:NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated    27-Nov-00

NEW CENTURY HOME EQUITY LOAN TRUST
ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2000-NCA

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:            11/27/00

                  Beginning                                 Ending
                  Certificate                               Certificate
Class   Cusip     Balance(1) PrincipalInterest   Losses     Balance
A-1     64352VBU4 85,446,435.1,166,315 591,004.51     $0.00 84,280,120.01
A-2     64352VBV2 114,128,379633,663.8 721,862.00     $0.00 113,494,715.26
R                        0.00     0.00 332,343.93     $0.00      $0.00





Total             199,574,8141,799,9791,312,866.53,112,845.9197,774,835.27

              AMOUNTS PER $1,000 UNIT
                                      Ending                Current
                                      Certificate           Pass-Through
Class   Principal Interest   Total    Balance    Losses     Interest Rate
A-1     13.4173379 6.7989382920.216276969.5616962 0.00000000   8.30000%
A-2     5.28018040 6.0151156611.295296945.7262454 0.00000000   6.90000%







Distribution Date:  27-Nov-00

        Distribution Statement
        Pooling and Servicing Agreement Dated June 1, 2000

                                                   Group 1    Group 2
a)  Beginning Pool Principal Balance             88,739,435.118,674,613.86
     Ending Pool Principal Balance               87,573,120.118,040,949.97

b)  Interest from Purchased Loans                       0.00
      Principal from Purchased Loans                    0.00
      Substitution Shortfall Amount                     0.00

c)                           Extra Principal     Basic Principal
                     Class   Distribution        Distribution
                      A-1         0.00           1,166,315.52
                      A-2    32,687.10            600,976.79






d)  Available Funds Shortfall                           0.00
      Insured Distribution Amount - Principal           0.00
      Insured Distribution Amount - Interest     1,312,866.51
      Insured Payment                                   0.00
      Reimbursement Amount                              0.00

e)  Overcollateralized Amount                    3,293,000.44,546,234.71
     Overcollateralization Target Amount         3,293,000.44,546,234.71
     Overcollateralization Release Amount               0.00       0.00

                                                   Group 1    Group 2
f)  Servicing Fee                                  35,126.03  46,975.37
      Backup Servicing Fee                          1,825.98   2,460.57
      Trustee Fee                                     961.34   1,285.64
      Insurer Premium                              16,153.69  19,861.58
      PMI Insurer Premium                          24,185.30  57,080.86
                                                   Group 1    Group 2
g)  Net WAC Cap                                     9.76111%   9.26806%    0.00
     Realized Losses                                    0.00
     Cumulative Realized Losses                         0.00
     Cut-Off Date Pool Balance (includes prefunde214,773,566.32
     Cumulative Realized Losses/Cut-Off Date Pool   0.01522%
     Cumulative Number of liquidated Loans                 0
     Cumulative Balance of liquidated Loans             0.00

                                                  Beginning   Ending
h)  weighted average of the remaining terms of th        338        336
      weighted average Mortgage Rate of the Mortg  10.67227%  10.66972%
      number of the Mortgage Loans outstanding         2,211

i)  Delinquency Advances for the current period   367,447.75
     Servicing Advances for the current period          0.00
     Aggregate Outstanding Delinquency Advances m       0.00*
     Aggregate Nonrecoverable Delinquency Advance       0.00
     Prepayment Interest Shortfalls advanced by t  10,473.32
     *As of current distribution date information
       was not available from servicer
                                                   Group 1    Group 2
j)  Principal Distribution Amount                1,166,315.5 633,663.89
     Interest Distribution Amount                 591,004.51 721,862.00

k)   Has the Stepdown Requirement been satisfied?         NO
      Has the Servicer Termination Test been viol         NO
      Has the Step Up Claims Denial Test been met         NO
Performance Measures used in above tests:
       Rolling  Delinquency Percentage              4.39436%
       Cumulative Loss Percentage                   0.01540%
       Annual Loss Percentage                       0.01540%

                                                   Group 1    Group 2
l)  Prepayment Penalties                          39,197.93       0.00

      Scheduled Principal                         70,985.76  56,185.99
      Full and Partial Prepayments               1,095,329.7544,790.80
      Liquidation Proceeds                             0.00       0.00

m)  Original Cut-off Loan Balance of modified or extended Loans:
                                      Loan NumberOriginal BaCurrent Balance

n)  Payments received under the PMI Policy             0.00
     Number of Mortgage Loans with PMI Payments        0.00
     Amount of claims made and denied under the PMI Policy
     since the closing date                            0.00

o)  Basis Risk Shortfall                               0.00
     Unpaid Basis Risk Shortfalls                      0.00

p) Reserve Fund
        Beginning   5,000.00
        Withdrawal      0.00
        Deposits        0.00
        Ending Bal  5,000.00


n)  Residual Class Total Distribution             332,343.93

o)  Delinquency And Foreclosure Information:
                                        Group 1
                             # of AccoPrincipal B% of Total
        30-59 Days Delinquent       222,165,634.8     2.473%
        60-89 Days Delinquent       191,404,202.9     1.603%
        90 or more Days Delin       352,115,421.2     2.416%
        Aggregate                   765,685,259.0     6.492%
        The above statistics include Mortgage Loans in foreclosure and bankruptcy but exclude REO Properties

                             # of AccoPrincipal B% of Total
        Loans in foreclosure        382,630,917.3     3.004%
        Loans in bankruptcy p       181,063,306.2     1.214%
        REO Properties               0       0.00     0.000%



                                        Group 2
                             # of AccoPrincipal B% of Total
        30-59 Days Delinquent       261,707,147.4     1.446%
        60-89 Days Delinquent       252,539,121.6     2.151%
        90 or more Days Delin       515,114,834.9     4.333%
        Aggregate                  1029,361,104.0     7.930%
        The above statistics include Mortgage Loans in foreclosure and bankruptcy but exclude REO Properties

                             # of AccoPrincipal B% of Total
        Loans in foreclosure        676,469,815.7     5.481%
        Loans in bankruptcy p        5 882,325.89     0.747%
        REO Properties               0       0.00     0.000%



        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             NEW CENTURY HOME EQUITY
                             LOAN TRUST

                             By: /s/ Eve Kaplan
                             Name:  Eve Kaplan
                             Title: Vice President
                             U.S. Bank National Association

Dated:    11/30/00